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                                  EXHIBIT 10.2

                                 6% SECURED NOTE

                                     BETWEEN

                           THEHEALTHCHANNEL.COM, INC.

                                       AND

                          LAGUNA PACIFIC PARTNERS, L.P.



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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

                           THEHEALTHCHANNEL.COM, INC.
                                6% SECURED NOTE


$250,000                                                         August 1, 2000

        FOR VALUE RECEIVED, the undersigned, thehealthchannel.com, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of Laguna Pacific Partners, L.P., a Delaware limited partnership, or its assigns (the "Noteholder"), in lawful money of the United States of America, and in immediately payable funds, the principal sum of $250,000. The principal hereof and any unpaid accrued interest thereon shall be due and payable on the earlier of: (i) February 1, 2001; or (ii) thirty calendar days after the effective date of the Company's pending Registration Statement on Form SB-2 ("Form SB-2") (unless such payment date is accelerated as provided in Section 4 hereof). Payment of all amounts due hereunder shall be made at the address of the Noteholder provided for in the Subscription Agreement. The Company further promises to pay interest at the rate of six percent (6%) per annum on the outstanding principal balance hereof, such interest to be payable monthly in arrears on the 1st day of each month, commencing as of August 1, 2000 (prorated for any partial month).

        This Note is part of an offering of Units of the Company (the "Units"), issuable at $250,000 per Unit, each Unit consisting of one 6% Secured Note, $250,000 principal amount (a "Note"), and one Warrant (a "Unit Warrant"). The Units have been issued pursuant to a Subscription Agreement of even date herewith between the Company and the holders of the Notes (the "Subscription Agreement"), which contains representations and warranties and additional covenants of the Company with respect to the Units. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Subscription Agreement. THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.

        To secure payment of the Notes, the Company has executed and delivered a UCC-1 Financing Statement and Security Agreement encumbering all of the assets of the Company.

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Such security is pursuant to a Security Agreement of even date herewith among the Company, individual and the holders of the Notes. THE PROVISIONS OF THE SECURITY AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.

        1. EXERCISE OF RIGHTS UNDER SECURITY AGREEMENT. In the event a Noteholder declares a default pursuant to Section 4 hereof and exercises its rights under the Security Agreement with respect to any of the Company assets secured thereby, the assets shall be valued at 50% of the appraised fair market value on the date of the applicable foreclosure. In the event a Noteholder declares a default pursuant to Section 4 hereof, such Noteholder shall, in addition to all rights and remedies set forth herein, have all rights and remedies set forth in the Security Agreement.

        2. PREPAYMENT. This Note shall not be prepaid, in whole or in part, without the prior written consent of the Noteholder.

        3. DEFAULT. The occurrence of any one of the following events shall constitute an Event of Default:

               (a) The non-payment, when due, of any principal or interest pursuant to this Note;

               (b) The material breach of any representation or warranty in this Note or in the Subscription Agreement, the Security Agreement, the Warrants or the Officer's Certificate. In the event the Investors become aware of a breach of this Section 4(b), the Investors shall notify the Company in writing of such breach and the Company shall have 10 days notice to effect a cure of such breach;

               (c) The material breach of any covenant or undertaking in this Note or in the Subscription Agreement, the Security Agreement, or the Warrants, not otherwise provided for in this Section 4. In the event the Investors become aware of a breach of this Section 4(c), the Investors shall notify the Company in writing of such breach and the Company shall have 10 days notice to effect a cure of such breach;

               (d) A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any indebtedness of the Company or an event of default or similar event shall occur with respect to such indebtedness, if the effect of such default or event (subject to any required notice and any applicable grace period) would be to accelerate the maturity of any such indebtedness or to permit the holder or holders of such indebtedness to cause such indebtedness to become due and payable prior to its express maturity;

               (e) The commencement by the Company of any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment or debt, receivership, dissolution, or liquidation law or statute or any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for , acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a

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substantial part of the property of the Company; or the assignment by the
Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature; or

               (f) The commencement against the Company of any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, receivership, dissolution or liquidation law or statute or any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Company consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 30 days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Company or for all or a substantial part of the property of the Company, which order, judgment or decree remains undismissed for 30 days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company.

        Upon the occurrence of any Event of Default, the Noteholder may, by written notice to the Company, (a) declare all or any portion of the unpaid principal amount due to Noteholder, together with all accrued interest thereon, immediately due and payable, and (b) foreclose upon the UCC-1 financing statement in accordance with the Security Agreement. The Noteholder may also proceed against any guarantor of this obligation without waiving any rights under the terms of this Note.

        4. NOTICES. Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notice shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. The address of the Company is set forth in Article IX of the Subscription Agreement and the Company shall give written notice of any change of address to the Noteholder. The address of the Noteholder is as set forth on the signature page to the Subscription Agreement, and the Noteholder shall give written notice of any change of address to the Company.

        5. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Company consents to the jurisdiction of any court of the State of California and of any federal court located in California. The Company waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, as the Noteholder may elect, by certified mail directed to the Company, or, in the alternative, in any other form or manner permitted by law. Orange County, California shall be proper venue.

        6. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE

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STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY
THEREIN, WITHOUT GIVING EFFECT TO THE RULES AND CONFLICTS OF LAW.

        7. ATTORNEYS FEES. In the event the Holders or any assignee thereof shall refer this Note to an attorney for collection, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney's fees, whether or not suit is instituted.

        8. CONFORMITY WITH LAW. It is the intention of the Company and of the Noteholder to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usuary and similar laws that are contract for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Note.

9.      CONFLICT WAIVER.

        (a) The Parties hereto agree and acknowledge that Horwitz &Beam ("H&B" or "the Firm") has been representing both the Company and the Investor in connection with various legal matters. The Parties hereby give their informed consent to the Firm representing both Parties in various legal matters. The Parties hereto further acknowledge that they have been informed of the inherent conflict of interest associated with the drafting of this Agreement by H&B and waive any action they may have against H&B regarding such conflict. All parties to this Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.

        (b) The Parties hereto acknowledge that Strawberry Canyon Capital is a General Partner of the Investor, Laguna Pacific Partners, L.P., and that Mr. Lawrence W. Horwitz is the sole shareholder of Strawberry Canyon Capital as well as senior counsel of H&B. The Parties hereto waive any action they may have against H&B, Strawberry Canyon Capital, Laguna Pacific Partners, L.P., and Lawrence W. Horwitz, an individual, regarding such conflict.


        IN WITNESS WHEREOF, the Company has signed and sealed this Note and delivered it in Irvine, California as of August 1, 2000.


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                                     THEHEALTHCHANNEL.COM, INC.,
                                     a Delaware corporation


                                     /s/ Tom Lonergan
                                     ------------------------------------
                                     By:    Tom Lonergan
                                     Its:   Chief Operating Officer


                                     LAGUNA PACIFIC PARTNERS, L.P.,
                                     a Delaware limited partnership

                                     By:    THE MANHATTAN NETWORK, INC.,
                                            a California corporation
                                     Its:   General Partner

                                             /s/ Thomas Ehrlich
                                            --------------------------------
                                            By:  Thomas Ehrlich
                                            Its:   President


                                     By:    STRAWBERRY CANYON CAPITAL, INC.
                                            a California corporation
                                     Its:   General Partner

                                            /s/ Lawrence W. Horwitz
                                            --------------------------------
                                            By:  Lawrence W. Horwitz
                                            Its:   President